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                                POWER OF ATTORNEY

      Each person whose signature appears following paragraph b) under "SIGNATURES" below hereby constitutes and appoints John L. Steinkamp, Jeremy Sachs and C. Suzanne Womack, and each of them, his or her true and lawful attorneys-in-fact in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

                                   SIGNATURES

      a) Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the ___ day of __________, 1993.


                                            LINCOLN NATIONAL
                                               CAPITAL APPRECIATION FUND, INC.

                                            By ______________________________
                                               Robert A. Nikels, Chairman of
                                               the Board and President

      b) Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                       Title                         Date
      ---------                       -----                         ----

                             Chairman of the Board,
-------------------------    President and Director              -----------
Robert A. Nikels             (Principal Executive
                             Officer)


/s/ John B. Borsch, Jr.      Director                              10/6/93
-------------------------                                        -----------
John B. Borsch, Jr.

                             Director
-------------------------                                        -----------
Stanley R. Nelson

                             Director
-------------------------                                        -----------
Jon A. Boscia

                             Director
-------------------------                                        -----------
Nancy L. Frisby

                             Chief Accounting Officer
-------------------------    (Principal Accounting               -----------
Lantz H. Mintch              Officer)

                             Vice President and
-------------------------    Treasurer (Principal                -----------
Max A. Roesler               Financial Officer)